Amendment No. 1

To the Adoption Agreement for the
Paul Mueller Company Profit Sharing and Retirement Savings Plan

Pursuant to the provisions of Article XV of the Plan, the Adoption Agreement is hereby amended, effective January 1, 2004, as follows:
1.	By the substitution of Section IV.B. and the accompanying chart with the following, allowing immediate eligibility for purposes of elective deferrals:
"IV.

ELIGIBILITY REQUIREMENTS

Complete the following using the eligibility requirements as specified for each contribution type. To become a Participant in the Plan, the Employee must satisfy the following eligibility requirements.

Contribution Type	Minimum Age	Service Requirement	Class Exclusion	Eligibility Computation Period	Entry Date
All Contributions	1		6, 8	3	1
Elective Deferrals		1
Voluntary After-tax
Required After-tax
Safe Harbor Contribution*
Non-Safe Harbor Match -- Formula 1		4
QNECs
OMACs
Employer Discretionary
Non-Safe Harbor Match -- Formula 2		4

*If any age or Service requirement selected is more restrictive than that which is imposed on any Employee contribution, that group of Employees will be subject to the ADP and/or ACP testing as prescribed under IRS Notices 98-52, 2000-3 and any applicable IRS Regulations.

A.	Age:
	1.	No age requirement.
	2.	Insert the applicable age in the chart above. The age may not be more than 21.
B.	Service:
	1.	No Service requirement.
	2.	_____ months of Service (insert number of months applicable to the specified contribution type).
	3.	_____ months of Service (insert number of months applicable to the specified contribution type).

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			4.	1 Year of Service or Period of Service.
			5.	2 Years of Service or Periods of Service.
			6.	1 Expected Year of Service. May enter after six (6) months of actual Service.
			7.	1 Expected Year of Service. May enter after months of actual Service [must be less than one (1) Year].
			8.	1 Expected Year of Service. May enter after months of actual Service [must be less than one (1) Year].
			9.	Completion of Hours of Service within the month(s) time period following an Employee's commencement of employment.

No more than 83-1/3 Hours of Service may be required during each such month; provided, however, that the Employee shall become a Participant no later than upon the completion of 1,000 Hours of Service within an Eligibility Computation Period and the attainment of the minimum age requirement.

The maximum Service requirement for Elective Deferrals is 1 year. For all other contributions, the maximum is 2 years. If a Service requirement greater than 1 year is selected, Participants must be 100% vested in that contribution.

			A Year of Service for eligibility purposes is defined as follows (choose one): Do not enter this definition in the table above.
		[X]	10.	Not applicable. There is no Service requirement.
		[ ]	11.	Not applicable. The Plan is using Expected Year of Service or has a Service requirement of less than one (1) year.
		[X]	12.

Hours of Service method. A Year of Service will be credited upon completion of 1,000 Hours of Service. A Year of Service for eligibility purposes may not be less than 1 Hour of Service nor greater than 1,000 hours by operation of law. If left blank, the Plan will use 1,000 hours.

		[ ]	13.	Elapsed Time method."
2.	By the substitution of Section V.B.2. with the following, changing the number of completed Years of Service necessary for Early Retirement Age:
	"B.	Early Retirement:
		[ ]	1.	Not applicable.
		[X]	2.	The Plan shall have an Early Retirement Age of 55 (not less than age 55) and completion of 6 Years of Service.
			3.	The Early Retirement Date shall be:
				a.	as of the date the Participant attains Early Retirement Age.
				b.	the first day of the month next following the Participant's attainment of Early Retirement Age."

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3.	By the substitution of Section XV.A.2. with the following, allowing in-service withdrawals of vested contributions at age 59 1/2:
	"XV.	4. IN-SERVICE WITHDRAWALS
		A.	In-Service Withdrawals:
			1.	In-service withdrawals are not permitted in the Plan.
			2.	In-service withdrawals are permitted in the Plan. Participants may withdraw the following contribution types after meeting the following requirements (select one or more of the following options):
Withdrawal Restrictions
				Contribution Types		A	B	C	D	E	F	G
				a.	All Contributions	[ ]	n/a	n/a	[ ]	[X]	n/a	n/a
				b.	Voluntary After-tax	[ ]	[ ]	[ ]	[ ]	[ ]	[ ]	n/a
				c.	Required After-tax	[ ]	[ ]	[ ]	[ ]	[ ]	[ ]	n/a
				d.	Rollover	[ ]	[ ]	[ ]	[ ]	[ ]	[ ]	n/a
				e.	Transfer	[ ]	[ ]	[ ]	[ ]	[ ]	[ ]	[ ]
				f.	Elective Deferrals	[ ]	n/a	n/a	[ ]	[ ]	n/a	n/a
				g.	Qualified Non-Elective	[ ]	n/a	n/a	[ ]	[ ]	n/a	n/a
				h.	Qualified Matching	[ ]	n/a	n/a	[ ]	[ ]	n/a	n/a
				i.	Safe Harbor Matching	[ ]	n/a	n/a	[ ]	[ ]	n/a	n/a
				j.	Safe Harbor Non-Elective	[ ]	n/a	n/a	[ ]	[ ]	n/a	n/a
				k.	Vested Non-Safe Harbor -- Matching Formula 1	[ ]	[ ]	[ ]	[ ]	[ ]	[ ]	[ ]
				l.	Vested Non-Safe Harbor -- Matching Formula 2	[ ]	[ ]	[ ]	[ ]	[ ]	[ ]	[ ]
				m.	Vested Discretionary	[ ]	[ ]	[ ]	[ ]	[ ]	[ ]	[ ]
Withdrawal Restriction Key
				A.	Not available for in-service withdrawals.
				B.	Available for in-service withdrawals.
				C.	Participants having completed five years of Plan participation may elect to withdraw all or any part of their Vested Account Balance.
				D.	Participants may withdraw all or any part of their Account Balance after having attained the Plan's Normal Retirement Age.
				E.	Participants may withdraw all or any part of their Vested Account Balance after having attained age 59 1/2 (not less than age 59 1/2).

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F.	Participants may elect to withdraw all or any part of their Vested Account Balance which has been credited to their account for a period in excess of two years.
G.	Available for withdrawal only if the Participant is 100% vested."
IN WITNESS WHEREOF, the Employer hereby causes this Amendment to be executed on this 3rd day of May 2004.
Employer: Paul Mueller Company
	By:	/S/ DANIEL C. MANNA

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